Exhibit 10.7

                                    ACQUIROR
                                ESCROW AGREEMENT


         THIS ESCROW AGREEMENT ("Agreement") dated as of June __, 1999 by and among JLL VENTURES (DELAWARE) CORP., a Delaware corporation ("Acquiror"), SYNERGY GROUP INTERNATIONAL, INC., an Arizona corporation ("Synergy"), those stockholders identified on the signature page hereto (the "Signatories") and STOCKTRANS, INC., a Pennsylvania corporation, as escrow agent ("Escrow Agent"). Synergy and the Signatories are hereinafter collectively referred to as the "Shareholders" and individually as a "Shareholder".

         WHEREAS, Acquiror, CNF, Inc., a California corporation ("CNF"), and the principal shareholder of CNF are parties to an Agreement and Plan of Merger dated as of April 16, 1999, and as amended thereafter (the "Merger Agreement"), providing for Acquiror's acquisition of all of the issued and outstanding capital stock of CNF; and

         WHEREAS, the Merger Agreement provides in Section 1.4(a) for the establishment of an escrow fund (the "Escrow Fund") to be delivered by certain stockholders of Acquiror prior to the closing of the Merger Agreement consisting of 4,000,000 shares of common stock, $.0001 par value per share, of Acquiror (the "Escrow Shares").

         NOW, THEREFORE, in consideration of Acquiror and CNF executing the Merger Agreement and of the mutual premises and agreements herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:

         1. Definitions, Other Agreements.

         (a) All capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned to such terms in the Merger Agreement.

         (b) It is expressly understood and agreed by the parties hereto that all references in this Agreement to the Merger Agreement and to any exhibits to such Merger Agreement are for the convenience of the parties hereto other than the Escrow Agent, and the Escrow Agent shall have no obligations or duties with respect thereto other than the obligation to refer to the Merger Agreement for the purpose of determining the definitions of certain capitalized terms used herein and not otherwise defined herein or to interpret any provisions of such other agreements referred to in this Agreement for purposes of implementation thereof.

         2. Appointment of Escrow Agent.

         StockTrans, Inc. hereby accepts its appointment as Escrow Agent to serve in accordance with the terms, conditions and provisions of this Agreement. The acceptance by the Escrow Agent of its duties under this Agreement is subject to the terms and conditions set forth at Section 7 hereafter, which the parties to this Agreement hereby agree shall govern and control with respect to the rights, duties, liabilities and immunities of the Escrow Agent.


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         3. Establishment of Escrow Fund; Power of Attorney.

         (a) Pursuant to Section 1.4(a) of the Merger Agreement, at the Closing, Shareholders shall deposit with the Escrow Agent, the Escrow Shares constituting the Escrow Fund in order to secure Acquiror's obligations under Section 5.13 of the Merger Agreement. The Escrow Agent shall hold the Escrow Shares in trust on behalf of the Shareholders, who shall remain the record and beneficial owners of the Escrow Shares comprising the Escrow Fund in the amounts as set forth on the signature page hereof. If dividends are paid or a distribution is made by Acquiror with respect to the Escrow Shares in cash or in property, such dividends or distributions shall be held as a part of the Escrow Fund. In the event of any stock splits, recapitalizations or other adjustments to the capital stock of Acquiror, the resulting number of shares, or other securities into which the Escrow Shares convert, shall be included in the Escrow Fund.

         (b) By virtue of the Shareholders' execution of this Escrow Agreement, each of the Shareholders has, without any further act, consented to: (i) the establishment of this escrow pursuant to the Merger Agreement in the manner set forth herein, and (ii) all of the other terms, conditions and limitations in this Agreement.

         (c) By virtue of the Shareholders' execution of this Escrow Agreement, each of the Shareholders hereby irrevocably constitutes and appoints the Escrow Agent the true and lawful agent and attorney-in-fact of the Shareholders with respect to all matters arising in connection with this Escrow Agreement, including the administration of the Escrow Fund pursuant to Section 4 below and the subsequent surrender and cancellation of the Escrow Shares pursuant to
Section 4 herein.

         4. Operation and Administration of the Escrow Fund; Release of Escrow Shares.

         (a) To the extent provided herein and in the Merger Agreement, the Escrow Fund shall be established and thereafter applied as set forth in this
Section 4 to secure the performance of Acquiror with respect to the completion of the Private Placement pursuant to Section 5.13 of the Merger Agreement.

         (b) Upon the closing, if any, with respect to the Private Placement in accordance with Section 5.13 of the Merger Agreement, Synergy, on behalf of the Shareholders, shall deliver an application to the Escrow Agent, with a copy to Acquiror (the "Synergy Application"). The Synergy Application shall set forth the amount of net proceeds raised in the Private Placement, the number of Escrow Shares to be delivered to Shareholders and the number of Escrow Shares to be delivered to the Acquiror, if any, for cancellation as determined pursuant to
Section 5.13(b) of the Merger Agreement and, subject to Section 4(e) herein, shall instruct the Escrow Agent to apply the Escrow Shares in the manner set forth in this Section 4.

         (c) In the event that fifteen (15) days after expiration of the Offering Period a closing with respect to the Private Placement is not completed in accordance with Section 5.13 of the, Merger Agreement, other than by reason contained within Section 5.13(c) of the Merger Agreement, Acquiror shall deliver an application to the Escrow Agent (the "Acquiror Application"), with a copy to Synergy on behalf of the Shareholders. The Acquiror Application


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shall state that a closing with respect to the Private Placement has not occurred and shall instruct Escrow Agent to apply, subject to Section 4(e) herein, the Escrow Shares in the manner set forth in this Section 4. If a closing with respect to the Private Placement does not occur as a result of the conditions stated within Section 5.13(c) of the Merger Agreement, then, at the time of the occurrence of any of such conditions, Synergy shall make application to the Escrow Agent to release the Escrow Shares in full to the Shareholders. Such application shall also be referred to as the "Synergy Application".

         (d) Unless the Escrow Agent is otherwise informed in writing by Synergy (with respect to the Acquiror Application) or by Acquiror (with respect to the Synergy Application) within thirty (30) days from the date of its receipt of either the Acquiror Application or the Synergy Application, as applicable, disputing the direction contained within such application then the Escrow Agent shall apply the Escrow Shares in the manner set forth in either the Acquiror Application or the Synergy Application.

         (e) If the Escrow Agent is notified that Synergy (with respect to the Acquiror Application) or Acquiror (with respect to the Synergy Application) in good faith contests the direction contained within such application, then, and in that event, the Escrow Agent shall be permitted to submit the issues in dispute to arbitration in accordance with the provisions of Section 9.8 of the Merger Agreement.

         (f) Any cash received in respect of the Escrow Shares (e.g., dividends) shall be placed in an interest bearing account of Escrow Agent and shall become a part of the Escrow Fund.

         5. Termination.

         (a) The Escrow Shares shall remain in escrow until Escrow Agent's receipt of either the Acquiror Application or the Synergy Application. Notwithstanding the above, in the event that there is a dispute with respect to an application, the Escrow Shares which are subject to such dispute shall remain subject to escrow until resolution of the matters identified herein.

         (b) Once all of the Escrow Shares have been either released to Acquiror for cancellation or returned to the Shareholders, the provisions of this Escrow Agreement other than Section 17 shall no longer be of any force and effect and this Escrow Agreement shall be deemed to have terminated.

         6. Fees and Expenses of Escrow Agent.

         The Escrow Agent shall be entitled to a fee of $1,250 and reimbursement of all reasonable out-of-pocket expenses incurred by the Escrow Agent in connection with the performance of its duties hereunder, including reasonable fees and disbursements of counsel. The responsibility for payment of the $1,250 fee and reimbursement to the Escrow Agent shall be paid by Acquiror.

         7. Duties and Liabilities of the Escrow Agent.

         (a) The Escrow Agent shall act hereunder as depository only, and it shall not be responsible or liable in any manner whatever for any determinations regarding the cancellation and


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forfeiture of the Escrow Shares to be made pursuant to Section 4 hereof. It is agreed that the duties and obligations of the Escrow Agent are those herein specifically provided and no other. Except as otherwise specifically provided in this Agreement, the Escrow Agent shall not have any liability under, nor duty to inquire into, the terms and provisions of any agreement or instrument, other than this Agreement. The duties of the Escrow Agent are ministerial in nature, and the Escrow Agent shall not incur any liability whatsoever other than for its own willful misconduct or gross negligence.

         (b) The Escrow Agent shall not incur any liability for following the instructions herein contained or expressly provided for, or written instructions given by the parties hereto. The Escrow Agent shall not have any responsibility for the genuineness or validity of any document or other material presented to or deposited with it nor shall it have any liability for any action taken, suffered or omitted in accordance with any written instructions or certificates given to it hereunder and believed by it in good faith to be what it purports to be and to be signed by the proper party or parties, nor for retaining the Escrow Fund in the absence of instructions to the contrary.

         (c) The Escrow Agent shall not be liable for any error of judgment, or for any act done or step taken or omitted by it in good faith, or for any mistake of fact or law, or for anything which it may do or refrain from doing in connection with this Agreement, except its own gross negligence or willful misconduct.

         (d) The Escrow Agent may consult with, and obtain the advice of, legal counsel selected by it in the event of any question as to any of the provisions hereof or its duties hereunder, and the Escrow Agent shall incur no liability and shall be fully protected for any action taken, suffered or omitted by it in good faith in accordance with the advice of such counsel, provided that the Escrow Agent shall have used reasonable care in the selection of such counsel.

         (e) In the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder or shall have received instructions, claims or demands from any party hereto which, in its reasonable opinion, conflict with any of the provisions of this Agreement or with instructions, claims or demands of any other party hereto, the Escrow Agent shall refrain from taking any action and its sole obligation shall be to keep safely all property held in escrow hereunder until it shall be directed otherwise in writing by all of the parties hereto or by a final order or judgment of an arbitration panel or court of competent jurisdiction, or an award of an arbitrator pursuant to an arbitration conducted pursuant to Section 9.8 of the Merger Agreement.

         (f) The Escrow Agent shall not be required to institute legal proceedings of any kind and shall not be required to initiate or defend any legal proceedings which may be instituted against it in respect of the subject matter of this Agreement, provided that the Escrow Agent shall at all times take such action as is reasonably necessary to keep safely all property held in escrow hereunder. If the Escrow Agent does elect to so act or is required to so act in order to keep safely all property held in escrow hereunder, the Escrow Agent will do so only to the extent that it is indemnified to its reasonable satisfaction against the cost and expense of such defense or initiation.


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         8. Amendment.

         This Agreement may be amended, modified or rescinded only by a writing executed by Acquiror, Shareholder and Escrow Agent.

         9. Voting of Escrow Shares; Rights During Escrow Period; Restriction on Transfer.

         All rights to vote the Escrow Shares while they are part of the Escrow Fund shall be retained by the Shareholders. The Shareholders shall not have any right to transfer or assign their interest in the Escrow Shares in the Escrow Fund during such period of time as such Escrow Shares remain a part of the Escrow Fund unless Acquiror shall first have consented thereto in writing and provided that any such transferee shall deliver to the Escrow Agent a duly signed stock power covering such Escrow Shares and the Escrow Agent shall hold such transferee's shares and stock powers in escrow subject to this Agreement.

         10. Notices.

         Any notices or other communications required or permitted hereunder shall be sufficiently given if sent by certified mail, postage prepaid and return receipt requested, or by hand delivery or by telecopy (promptly confirmed by delivery of an original copy of such notice or communication):

                  (i)      If to the Acquiror, to:

                                    c/o Synergy Group International, Inc.
                                    4825 East Sunrise Drive
                                    Tucson, AZ  85718

                                    Attention: Vincent J. Marold

                  (ii)     If to the Principal Shareholders, to

                                    Synergy Group International, Inc.
                                    4725 East Sunrise Drive
                                    Tucson, AZ  85718

                                    Attention:  Vincent J. Marold

                  (iii)    If to Escrow Agent, to:

                                    StockTrans, Inc.
                                    7 East Lancaster Avenue
                                    Ardmore, PA  19003

                                    Attention:  Jonathan Miller


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         11. Parties in Interest.

         This Agreement shall be binding upon and shall inure to the benefit of the successors and permitted assigns of each of the parties hereto.

         12. Counterparts.

         This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         13. Governing Law.

         This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of Delaware applicable to contracts executed and to be performed entirely within said State.

         14. Severability.

         In case any provision in this Agreement shall be held invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof will not in any way be affected or impaired thereby, unless the provisions held invalid shall substantially impair the benefits of the remaining portions of this Agreement.

         15. Consent to Limited Jurisdiction.

         The Escrow Agent hereby agrees that any legal action or proceeding with respect to disputes arising out of this Agreement not otherwise subject to arbitration under Section 9.8 of the Merger Agreement may be brought in the state or federal courts of the State of Pennsylvania, Philadelphia County, and, by execution and delivery of this Agreement, the Escrow Agent irrevocably accepts for itself and in respect of the property held by it as Escrow Agent hereunder the jurisdiction of the aforesaid courts, it being understood and agreed that such consent to jurisdiction is for the sole and limited purpose of resolving disputes under this Agreement and shall in no way be deemed to be a general and unconditional consent to the jurisdiction of the aforesaid courts.

         16. Resignation and Removal of Escrow Agent.

         (a) The Escrow Agent may at any time resign as Escrow Agent hereunder by giving written notice of its resignation to each of the parties hereto, at their respective addresses set forth in Section 10 of this Agreement, at least thirty (30) days prior to the date specified for such resignation to take effect. The Escrow Agent may be removed at any time by an instrument in writing executed by a majority of the parties hereto other than Escrow Agent and delivered to the Escrow Agent.

         (b) If at any time the Escrow Agent shall resign or shall be removed in accordance with the provisions of clause (a) above, Acquiror and Synergy shall use their respective best efforts to jointly appoint a successor escrow agent under this Agreement. In the event of the


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resignation or removal of the Escrow Agent, if no appointment of a successor escrow agent shall have been made pursuant to the preceding sentence within the thirty (30) day period referred to in the first sentence of paragraph (a) above, then the retiring Escrow Agent may apply to any court of competent jurisdiction to appoint a successor escrow agent. Such court may thereupon, after such notice, if any, as such court may deem proper and prescribe, appoint a successor escrow agent hereunder.

         17. Indemnification.

         Acquiror and the Shareholders, jointly and severally agree to indemnify, defend and hold the Escrow Agent harmless from and against any and all loss, damage, liability and expense that may be incurred by the Escrow Agent arising out of or in connection with its duties, obligations or performance as Escrow Agent hereunder, except as caused by its gross negligence or willful misconduct, including without limitation the reasonable legal costs and expenses of defending itself against any claim or liability in connection with its performance hereunder. The terms of this Section 17 shall survive the termination of this Agreement and, with respect to claims arising in connection with the Escrow Agent's duties while acting as such, the resignation or removal of the Escrow Agent. The Escrow Agent agrees to notify Acquiror and the Shareholders in writing of the written assertion of a claim against the Escrow Agent or of any suit or proceeding commenced against the Escrow Agent promptly after the Escrow Agent has received any such written assertion of a claim or has been served with the summons or other legal process, in each case giving information as to the nature and basis of the claim, but in no event will the failure to give such notice affect the obligation of Acquiror to indemnify the Escrow Agent pursuant to this Section 17 unless the rights of Acquiror and Shareholders shall have been materially impaired by such failure. Each of Acquiror and the Shareholders will be entitled to participate at its own expense in the defense of any suit or proceeding brought to enforce any such claim and, if it so elects in writing, may assume the entire defense and control of any such suit or proceeding. Neither Acquiror nor the Shareholders shall be liable for any counsel fees or other expenses incurred by the Escrow Agent after the date that Acquiror or the Shareholders shall have so elected to assume the defense and control of any such suit or proceeding. In addition, neither Acquiror nor the Shareholders shall be liable for any settlement of any such suit, proceeding or claim without the prior written consent of Acquiror and the Shareholders.

         18. Counterparts. This Agreement may be executed in two or more counterparts and delivered via facsimile, each of which shall be deemed to be an original, and all of which together shall be deemed to be one and the same instrument.







                      (THIS SPACE LEFT BLANK INTENTIONALLY)





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         IN WITNESS WHEREOF, the parties hereto have duly caused this Agreement to be executed as of the date first written above.

                                          JLL VENTURES (DELAWARE) CORP.,
                                          a Delaware corporation

                                          By: /s/ Vincent J. Marold
                                              -----------------------------
                                               Name: Vincent J. Marold
                                               Title: President

                                          SYNERGY GROUP INTERNATIONAL, INC., a
                                          Delaware corporation

                                          By: /s/ Vincent J. Marold
                                              -----------------------------
                                               Name: Vincent J. Marold
                                               Title: President

                                          STOCKTRANS, INC.

                                          By:  /s/ Jonathan Miller
                                               ------------------------------
                                               Name: Jonathan Miller
                                               Title: President

              Shareholders contributing Shares to be held in Escrow

         We, the Historic Acquiror Shareholders, hereby agree that the certain Agreement and Plan of Merger by and among JLL Ventures (Delaware) Corp., JLL Ventures Acquisition Corp., a Delaware corporation, CNF, Inc., a California corporation and Paul Charles, an individual residing in Scottsdale, Arizona, is for our benefit and shall be bound by the terms and conditions contained in
Section 1.4(a), 5.12(c) and 5.13 thereof.


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Name                                        Name
-------------------------------------       ------------------------------------
Signature                                   Signature
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No. of Escrow Shares                        No. of Escrow Shares


-------------------------------------       ------------------------------------
Name                                        Name
-------------------------------------       ------------------------------------
Signature                                   Signature
-------------------------------------       ------------------------------------
No. of Escrow Shares                        No. of Escrow Shares


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